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                                                                  EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

InfoCure Corporation
Atlanta, Georgia


         We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 of our reports dated February 21, 2000, relating to the consolidated financial statements and schedule of InfoCure Corporation and subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.


         We also consent to the reference to us under the caption "Experts" in the Prospectus.


                        BDO Seidman, LLP

Atlanta, Georgia

June 26, 2000